UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 1/13/2017

BLOW & DRIVE INTERLOCK CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-55053	46-3590850
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

5503 Cahuenga Blvd, #203
Los Angeles, CA 91601

1080 S. La Cienega Bvd., #304
Los Angeles, CA 90035
(Address of Principal Executive Offices) (Zip Code)

(877) 299-0653
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 — REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01

Entry into a Material Definitive Agreement.

On or around January 15, 2017 we were issued a contract extension from the Commonwealth of Kentucky Transportation Cabinet. We are one (1) of only four (4) providers approved by the Commonwealth of Kentucky to provide breath alcohol ignition interlock services in the state. Pursuant to the terms of the certification we received a two (2) year extension from 1/15/2017 to 1/15/2019. We currently have deployed a representative to the state of Kentucky to oversee the development of key infrastructure. We look forward to servicing the state and increasing our footprint.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Blow & Drive Interlock, Corp.

By:	/s/ Laurence Wainer
Name:	Laurence Wainer
Title:	Chief Executive Officer

Date: January 13, 2017

INDEX TO EXHIBITS

Exhibit No.	Description
1	Kentucky Approval & Contract Extension for BDIC